THE BENCHMARK FUNDS

                    FIXED INCOME AND EQUITY PORTFOLIOS
                          MONEY MARKET PORTFOLIOS

                       Supplement dated May 19, 1998
                    to Prospectuses dated April 1, 1998


     Effective July 15, 1998, the name of The Benchmark Funds will change to "Northern Institutional Funds."